UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2006

ACCREDITED HOME LENDERS HOLDING CO.

(Exact name of registrant as specified in its charter)

Delaware	001-32275	04-3669482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15090 Avenue of Science, San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 676-2100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 25, 2006, Accredited Home Lenders Holding Co. (the “Company”) announced that it had entered into a definitive agreement to acquire all of the outstanding shares of Aames Investment Corp. (“Aames”). Attached hereto as Exhibits 99.1 and 99.2 are copies of the press release and investor presentation issued by the Company and Aames in connection with the announcement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	May 25, 2006 Press Release issued by Accredited Home Lenders Holding Co. and Aames Investment Corp.

99.2	May 25, 2006 Merger Transaction Investor Presentation of Accredited Home Lenders Holding Co. and Aames Investment Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Home Lenders Holding Co.

Date: May 25, 2006	By:	/s/ James A. Konrath
James A. Konrath
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	May 25, 2006 Press Release issued by Accredited Home Lenders Holding Co. and Aames Investment Corp.

99.2	May 25, 2006 Merger Transaction Investor Presentation of Accredited Home Lenders Holding Co. and Aames Investment Corp.